SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549                                   FORM 8-K
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 24,
1998


              INTERNATIONAL LEASE FINANCE CORPORATION
              ---------------------------------------
      (Exact name of registrant as specified in its charter)



   California         0-11350             22-3059110
------------------   --------------    -------------------
(State or other      (Commission         (IRS Employer
jurisdiction of       File Number)      Identification No.)
incorporation)


1999 Avenue of the Stars, 39th Floor, Los Angeles, CA  90067
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(Address of principal executive offices)           (Zip Code)


Registrant's telephone number including area code: (310) 788-1999

(Former name or former address, if changed since last report.)
--------------------------------------------------------------
 Not applicable.


Item 7.    Financial Statements and Exhibits

      (c)  Exhibits

            1.1 Letter Agreement, dated September 24, 1998, amending the Distribution Agreement dated March 10, 1998, as amended, by and among the Registrant and Morgan
Stanley & Co. Incorporated, Salomon Brothers Inc, Merrill
       Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, BancAmerica Robertson Stephens, Chase Securities Inc., Lehman Brothers Inc. and Goldman, Sachs & Co. relating to the Registrant's Medium-Term Notes, Series J (the "Notes")

            4.1   Officers' Certificate (without exhibits), dated
                  November 24, 1998, establishing the terms of the Notes.

            5.1 Opinion of O'Melveny & Myers LLP regarding the legality of the Notes.

            23.1  Consent of O'Melveny & Myers LLP (included in
                  Exhibit 5.1 hereto).

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        INTERNATIONAL LEASE FINANCE CORPORATION



                         By: /s/ Alan H. Lund
                             ---------------------------------
                             Alan H. Lund
                             Executive Vice President,
                             Co-Chief Operating Officer and
                             Chief Financial Officer

DATED:  September 24, 1998

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